SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2015

Praetorian Property, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-178482	30-0693512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7702 E Doubletree Ranch Rd. Ste 300 Scottsdale AZ	85258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480.902.3399

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of December 30, 2015, Praetorian Property, Inc. (the “Company”) changed its state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”) pursuant to a plan of conversion dated November 18, 2015 and attached hereto as Exhibit 2.1 (the “Plan of Conversion”), following approval by the Company’s board of directors and majority written consent from the stockholders dated November 18, 2015 (the “Written Consent”). The Company submitted the Reincorporation to FINRA and received a response confirming the same on December 30, 2015.

In connection with the Reincorporation, the Company filed articles of conversion with the State of Nevada attached hereto as Exhibit 3.1 and a certificate of conversion with the State of Delaware attached hereto as Exhibit 3.2.

Upon effectiveness of the Reincorporation, the rights of the Company’s stockholders became governed by the Nevada Revised Statutes, the Articles of Incorporation attached hereto as Exhibit 3.3 and the bylaws attached hereto as Exhibit 3.4. As a Nevada corporation following the Reincorporation, the Company is deemed to be the same continuing entity as the Delaware corporation prior to the Reincorporation. As such, Praetorian Delaware continues to possess all of the rights, privileges and powers of Praetorian Nevada, all of the property of Praetorian Delaware and all of the debts, liabilities and obligations of Praetorian Delaware, including all contractual obligations, and continues with the same name, business, assets, liabilities, headquarters, officers and directors as immediately prior to the Reincorporation.

Upon effectiveness of the Reincorporation, all of the issued and outstanding shares of common stock of Praetorian Delaware automatically converted into issued and outstanding shares of common stock of Praetorian Nevada without any action on the part of the Company’s stockholders. The Reincorporation did not have an effect on the quotation of shares of the Company’s common stock on the OTCPink Marketplace, which continues under the same “PRRE” symbol.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Plan of Conversion
3.1	Articles of Conversion, as filed with the Nevada Secretary of State
3.2	Certificate of Conversion, as filed with the Delaware Secretary
3.3	Articles of Incorporation, as filed with the Nevada Secretary of State
3.4	Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2015	PRAETORIAN PROPERTY, Inc.

	By:	/s/ Llorn Kylo
Llorn Kylo
Chief Executive Officer

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